Bristol West Announces Record Date and Meeting Date
For Special Meeting of Stockholders

DAVIE, Fla., May 4 /PRNewswire-FirstCall/ -- Bristol West Holdings, Inc. (NYSE: BRW) today announced that its Board of Directors fixed the close of business on May 14, 2007 as the record date and time for determining stockholders entitled to notice of and to vote at a special meeting of stockholders scheduled to be held on June 21, 2007 at 10:00 am Eastern Time (the "Special Meeting").

On March 2, 2007, Bristol West announced that it had entered into an Agreement and Plan of Merger (the "Farmers Merger Agreement") with Farmers Group, Inc. ("Farmers") and BWH Acquisition Company, a wholly owned subsidiary of Farmers ("Merger Sub"). Farmers is a wholly owned subsidiary of Zurich Financial Services Group. The Farmers Merger Agreement contemplates a merger whereby Merger Sub will be merged with and into Bristol West, with Bristol West being the surviving corporation (the "Proposed Farmers Merger").

Important Additional Information Will Be Filed With the SEC

In connection with the Proposed Farmers Merger, on April 23, 2007, Bristol West filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and security holders will be able to obtain free copies of the definitive proxy statement, when available, and other documents filed with the SEC by Bristol West through the web site maintained by the SEC at http://www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the definitive proxy statement and other documents filed with the SEC from Bristol West by directing a request by mail or telephone to Bristol West Holdings, Inc. 5701 Stirling Road, Davie, FL 33314, telephone: (954) 316-5200, or from Bristol West's website, http://www.bristolwest.com.

Bristol West and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the Farmers Merger Agreement. Information regarding Bristol West's directors and executive officers is contained in Bristol West's Annual Report on Form 10-K for the year ended December 31, 2006, as amended (collectively, the "2006 Form 10-K"), which is filed with the SEC. Investors and security holders will be able to obtain free copies of the 2006 Form 10-K from Bristol West using the contact information set forth above. Additional information regarding interests of such participants is included in the preliminary proxy statement on file with the SEC and will be included in the definitive proxy statement when it becomes available.

Safe Harbor for Forward-Looking Statements

Statements in this press release regarding the Proposed Farmers Merger, the expected timetable for completing the transaction, and any other statements about Farmers or Bristol West management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "intends," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the ability of Bristol West to obtain stockholder approval of the Proposed Farmers Merger, the possibility that the Proposed Farmers Merger will not close or that the closing will be delayed, and other events and factors disclosed previously and described in the 2006 Form 10-K. Bristol West disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this press release or otherwise.

About Bristol West

Bristol West Holdings, Inc. began its operations in 1973, and provides non-standard private passenger automobile insurance exclusively through agents and brokers in 24 states. Bristol West is traded on the New York Stock Exchange under the symbol, BRW.

For more information about Bristol West, please visit our website, http://www.bristolwest.com

SOURCE  Bristol West Holdings, Inc.
-0-                 05/04/2007
/CONTACT: Robert Sadler of Bristol West Insurance Group, +1-954-316-5160/
/First Call Analyst: /
/FCMN Contact: /Web site: http://www.bristolwest.com /
(BRW)